Exhibit 99
PG&E Corporation:

Strategic Value Creation
Edison Electric Institute International Utility Conference
London Hilton on Park Lane, London, UK
March 4 – March 7, 2007

This presentation contains forward-looking statements regarding management's guidance for PG&E Corporation's 2007 earnings per share from operations, forecasts of earnings growth, anticipated electric resources and funding for and savings from energy efficiency programs, and forecasts of electric and gas sales growth. These statements are based on current expectations and various assumptions which management believes are reasonable, including that substantial capital investments are made in the Utility business, the Utility's rate base averages $17.3 billion in 2007, the Utility earns its authorized rate of return on equity of 11.35 percent, and the proposed settlement agreement to resolve the Utility's 2007 general rate case is approved by the California Public Utilities Commission (CPUC). These statements and assumptions are necessarily subject to various risks and uncertainties, the realization or resolution of which are outside of management's control. Actual results may differ materially. Factors that could cause actual results to differ materially include:

- the Utility's ability to timely recover costs through rates;
- the outcome of regulatory proceedings, including ratemaking proceedings pending at the CPUC and the FERC;
- the adequacy and price of electricity and natural gas supplies, and the ability of the Utility to manage and respond to the volatility of the electricity and natural gas markets;
- the effect of weather, storms, earthquakes, fires, floods, disease, other natural disasters, explosions, accidents, mechanical breakdowns, acts of terrorism, and other events or hazards that could affect the Utility's facilities and operations, its customers and third parties on which the Utility relies;
- the potential impacts of climate change on the Utility's electricity and natural gas operations;
- changes in customer demand for electricity and natural gas resulting from unanticipated population growth or decline, general economic and financial market conditions, changes in technology including the development of alternative energy sources, or other reasons;
- operating performance of the Utility's Diablo Canyon nuclear generating facilities, or Diablo Canyon, the occurrence of unplanned outages at Diablo Canyon, or the temporary or permanent cessation of operations at Diablo Canyon;
- the ability of the Utility to recognize benefits from its initiatives to improve its business processes and customer service;
- the ability of the Utility to timely complete its planned capital investment projects;
- the impact of changes in federal or state laws, or their interpretation, on energy policy and the regulation of utilities and their holding companies;
- the impact of changing wholesale electric or gas market rules, including the California Independent System Operator's, or the CAISO's, new rules to restructure the California wholesale electricity market;
- how the CPUC administers the conditions imposed on PG&E Corporation when it became the Utility's holding company;
- the extent to which PG&E Corporation or the Utility incurs costs in connection with pending litigation that are not recoverable through rates, from third parties, or through insurance recoveries;
- the ability of PG&E Corporation and/or the Utility to access capital markets and other sources of credit;
- the impact of environmental laws and regulations and the costs of compliance and remediation;
- the effect of municipalization, direct access, community choice aggregation, or other forms of bypass; and
- other factors discussed in PG&E Corporation's SEC reports.

Cautionary Statement Regarding Forward-Looking
Information

Discussion Outline
•
PG&E Company Overview
•
Value Creation Strategy
•
Climate Change Profile

Electric and gas distribution customers	5.1 MM electric 4.2 MM gas
Electric transmission circuits	18,640 miles (29,880 kilometers)
Gas transmission backbone	6,138 miles (9,839 kilometers)
Electric generation capacity	6,271 MW
Workforce	20,400 employees

Pacific Gas and Electric Company (PG&E)
•
Provides energy to nearly 1 in 20 people in the United States
•
70,000 square-mile (112,000 square-kilometer) service territory
•
2007 projected rate base of $17.3 B

We act with integrity and communicate honestly and openly.
We are passionate about meeting our customers’ needs
and delivering for our shareholders.
We are accountable for all of our own actions: these include safety, protecting the environment, and supporting our communities.
We work together as a team and are committed to excellence and innovation.
We respect each other and celebrate our diversity.
The
leading
utility in the
United States
  Delighted   Energized   Rewarded
   customers  employees  shareholders
Our values
Operational excellence
Transformation
Our strategies
Our goals
Our vision

Strategic Direction

PG&E’s Business Priorities 2006-2010
1.     Advance business transformation
2.     Provide attractive shareholder returns
3.     Increase utility infrastructure investment
4.     Implement effective energy procurement plan
5.     Improve reputation through effective
communications
6.     Evaluate the evolving industry for related investment
opportunities

Value Creation Strategy
•
Solid Regulated Growth
•
Business Transformation
•
Environmental Leadership

Nationally-recognized energy efficiency programs
         -

         -
Growing renewable resource portfolio

         -
Clean conventional generation additions

Helping to shape California and U.S. greenhouse gas
legislation
         -

*    CPUC jurisdictional equity ratio is mandated by the Bankruptcy Settlement until PG&E achieves an A- rating or its equivalent from S&P or
Moody’s.
**   The remainder of rate base is FERC jurisdictional – with a targeted 12% ROE.

Solid Regulated Growth
•
Regulated Earnings Drivers:

Authorized equity ratio: 52%; Authorized ROE: 11.35% (CPUC)*

Projected 2007 total rate base: $17.3 B (CPUC ~85% of rate base)**
•
Regulatory Environment

Forward-looking approvals for revenue and cost recovery

“Decoupling” of sales levels and revenue requirement collection

 Pass-through for energy procurement cost differences from revenue requirements
•
2006 Rate Base Levels (CPUC jurisdictional unless indicated):

Electric and gas distribution:  $10.3 B

Electric procurement and owned generation:   $1.8 B

Natural gas transmission:  $1.5 B

Electric transmission:  $2.3 B (FERC regulated)
•
Credit Ratings

Utility issuer rating:  BBB (S&P) and Baa1 (Moody’s)

Utility unsecured debt:  BBB (S&P) and Baa1 (Moody’s)

Proceeding	Status
2007 GRC Settlement	• Final decision after March 15, 2007
2007 Renewable Energy Solicitation	• RPS solicitation filed March 12, 2007 • Expect contracts executed by 2007 year end
2006 Long-Term Procurement (Electric resource needs beyond 2011)	• L-T Plan filed in December 2006 • Final decision expected mid-2007 or later
FERC TO9 (2008 electric transmission rates)	• Settlement filed February 2007 • Final decision expected May 2007
Gas Accord III (Post-2007 gas transmission and storage rates)	• Filing expected March 15, 2007 • Final decision expected 2007 year end

Key Regulatory Proceedings

Base Revenue Requirement ($ millions)
$5,500
$5,000
$4,500
$4,000
213
125
160
90
2006 Act.
2007
2008
2009
2010

4,714
4,927
5,052
5,212
5,302

2007 GRC Proposed Settlement:
Distribution and Generation

Guidance Range
At least 7.5%
$3.00
$2.80
$2.60
$2.40
$2.20
$2.00
$1.80
2005A
2006A
2007E
2008-2010E

Operating EPS Assumptions ($MM)

	2007
Rate Base	$17,300
Equity Ratio	52%
Targeted ROE:	
CPUC	11.35%
FERC	12.00%
Carrying Cost Credit	($52)
Holding Company Interest	($16)

*Reg G reconciliation to GAAP for 2005 and 2006 EPS from Operations, and 2007 EPS Guidance available in
Appendix and at www.pge-corp.com
$2.70-2.80

EPS Guidance and Growth
EPS from Operations*:     2007 guidance of $2.70-$2.80 per share
5-Year projected EPS growth of at least 7.5%

Year	Gross Costs	Gross Benefits	Percentage
2006	$265 MM	$175 MM	65%
2005	$125 MM	$20 M	15%
•
2006 benefits result from initiatives that were
implemented in 2005 and 2006
•
44 of 77 planned Transformation initiatives
deployed
•
Net benefits anticipated in 2008 and beyond

Business Transformation Progress
Benefits from Transformation are increasingly
offsetting the costs:

PG&E Environmental Leadership
Electric Resources “Preferred Loading Order”:
•
Energy Efficiency/Demand-Side Management Programs
•
Renewable Resources
•
Distributed Generation
•
Clean Conventional Generation

14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
KWh
1960
1965
1970
1975
1980
1985
1990
1995
2000
US
CA
Western Europe

Source: California Energy
Commission
Why is California successful?
•
Regulatory policy of “decoupling” sales from revenues to support conservation
•
Large scale, sustained energy efficiency programs over the past 30 years
•
Highly effective building codes and standards programs

Per Capita Electricity Consumption

PG&E's Budget and Goals for 2006-2008:

- Overall budget: $975 million
- Customer incentives budget: $416 million
- PG&E cumulative goals: 613 MW, 3,063 GWh, 47 MM therms

250
200
150
100
50
0
Megawatts
2002
2003
2004
2005
2006
2007
2008

Energy Efficiency Savings:   Past and Future
MW Savings: Historic & Target

20000
16000
12000
8000
4000
0
20%
GWhs
2003
2004
2005
2006
2007
2008
2009
2010
Solicitation Year

•
Renewable Portfolio Standard target is 20% by 2010
•
For 2006, PG&E is currently at 12% RPS deliveries, or 16%-18% including all signed contracts*
•
1% of load = 730 GWh
*  Assumes all signed contracts perform.

PG&E’s Renewable Resource Procurement

PG&E Owned Generation	Type	Net MW	%
Diablo Canyon	Nuclear	2,240	36%
Hydroelectric facilities	Hydro	3,896	62%
Humboldt	Fossil	135	2%
Total		**6,271**	**100%**

Generation Breakdown
Other
1%
Nuclear
24%
Coal
1%
Large Hydro
22%
Renewable
12%
Natural Gas
40%

Supply Source Breakdown
Other Power
Purchases
7%
DWR
24%
QFs
Irrigation Districts
Utility Owned
41%

*   Approximately 12% of total retail sales are supplied by eligible renewable resources coming from utility-owned, QF,
Irrigation District, and other sources.  Other generation includes diesel fuel and petroleum coke (charcoal)
2006 Energy Portfolio *

PG&E: Existing Resource Mix

Counterparty/ Facility	Size(MW)	Contract Type	Operational Date	Plant Type	Term
Long-Term Need:					
Calpine Hayward	601	Power Purchase Agmt	2010	Combined cycle	10
EIF Firebaugh	399	Power Purchase Agmt	2009	Combustion turbine	20
EIF Fresno	196	Power Purchase Agmt	2009	Combustion turbine	20
Starwood Firebaugh	118	Power Purchase Agmt	2009	Combustion turbine	15
Tierra Energy Hayward	116	Power Purchase Agmt	2009	Reciprocating engine	20
E&L Westcoast Colusa	657	Utility-owned	2010	Combined cycle	life of asset
Total Long-Term Need	2,087				
Humboldt:					
Wartsila Humboldt	163	Utility-owned	2009	Reciprocating engine	life of asset
Total	**2,250**

Note:  Construction costs for the utility-owned generation are estimated to be in the range of $900 – 1,100 per KW.

2006 Long-Term RFO Contract Approvals

2004 CO2 Emissions (Tons)
All Source CO2 Emissions Rate (lbs/MWh)
180,000,000
160,000,000
140,000,000
120,000,000
100,000,000
80,000,000
60,000,000
40,000,000
20,000,000
-
2,500.00
2,000.00
1,500.00
1,000.00
500.00
-
AEP
SO
XEL
AEE
CIN
EIX
PGN
TXU
FPL
Average
DUK
FE
AYE
AES
DTE
CNP
CPN
ETR
PPL
PEG
PNW
TE
EXC
PCG-N

2004 CO2Emissions and Emission Rates*
Source: Natural Resources Defense Council and Innovest
*   Comparison companies selected by Innovest.  Data include emissions of regulated and unregulated plants. 2004 is the most recent data available.

Relative Generation CO2 Emissions Rates

PCG: Investment Conclusion
✓
Delivering solid regulated returns with upside
✓
Well positioned for the future

Focused on operational excellence and the customer

Leader in energy efficiency and energy policy

Helping to shape future legislation/regulation

Appendix
•
Business Profile
•
Ratemaking Framework
•
Reg G Reconciliations

2006-2010 Electric Sales Forecast (GWh)
88,000
86,000
84,000
82,000
80,000
2006
2007
2008
2009
2010

Electric Sales Outlook
Average Electric Sales Growth of Approx. 1% Per Yr.

Gas Sales (MDTh)
740,000
730,000
720,000
710,000
700,000
690,000
2006
2007
2008
2009
2010

Gas Sales Outlook
Average Gas Sales Growth of Approx. 1% Per Yr.

Commercial
12%
Residential
27%
Industrial
(non-core)
61%

Gas Customers: 4.2 Million
(836 bcf delivered)
Electric Customers: 5.1 Million
(84,310 GWH delivered)
Commercial
40%
Residential
37%
Industrial
18%
Agricultural
& Other
5%

2006 PG&E Customer Profiles – % by Sales

*   Authorized revenues = operating costs + (rate of return x rate base)
    Rate base = net plant ± adjustments to approximate invested capital

Electric & Gas Distribution
Business Scope
•
Retail electricity and natural gas distribution service (construction, operations, and maintenance)
•
Customer services (call centers, meter reading, billing)
•
5.1 million electric and 4.2 million gas customer accounts
•
Service territory covers 70,000 square miles and 47 counties
Primary Assets
•
$10.3 billion of rate base (2006 wtd. avg.)
Revenues/Margins
•
Cost of service ratemaking*
•
Formulaic attrition revenue increases (through 2006)
•
Revenues stabilized by sales balancing accounts

Business Scope
•
Wholesale electric transmission services (construction,
maintenance)
•
Operation by CA Independent System Operator
Primary Assets
•
$2.3 billion of rate base (2006 wtd. avg.)
Revenues/Margins
•
Federally regulated (FERC)
•
Cost of service ratemaking
•
Significant growth in rate base
•
Revenues vary with system load
transmission lines
18,640 circuit miles
of electric
Electric Transmission

6,138 miles of backbone transportation import capacity
of 2.0 bcf/day Canadian gas,
1.1 bcf/day Southwest gas
•
•
Three storage facilities with 42.0 bcf cycle capacity
Malin
, OR
Topock
Burney
Tionesta
Gerber
Delevan
Bethany
Panoche
Kettleman
Kern River Station
Hinkley
C
C
C
C
S
C
S
Los
Medanos
McDonald Island
Milpitas
C
C
C
Antioch
Malin
, OR
Topock
Burney
Tionesta
Gerber
Delevan
Bethany
Panoche
Kettleman
Kern River Station
Hinkley
C
C
C
C
C
C
C
C
S
S
C
C
S
S
Los
Medanos
McDonald Island
Milpitas
C
C
C
C
C
C
Antioch

Natural Gas Transmission
Gas Transmission Business Scope
•
Natural gas transportation, storage, parking and lending services
•
C
businesses, industrial customers, California electric generators, and marketers
ustomers: PG&E’s natural gas distribution and electric generation
Primary Assets
•
$1.5 billion of rate base (2006 wtd. avg.)
Revenues/Margins
•
State-regulated (CPUC)
•
Incentive ratemaking framework (Gas Accord)
•
Revenues vary with throughput

Helms
Pumped
Storage
Humboldt
Diablo Canyon
Nuclear Plant
Conventional
Hydroelectric
facilities

Electric Procurement and Owned Generation
Business Scope
•
Electricity and ancillary services from owned/controlled
resources
•
Energy procurement program
Primary Assets
•
Diablo Canyon nuclear power plant (2,240 MW)
•
Largest privately owned hydro system (3,896 MW)
•
$1.8 billion rate base (2006 wtd. avg.)
•
Funded nuclear plant decommissioning trusts of $1.6 billion
Revenues/Margins
•
Cost of service ratemaking for utility owned generation
•
Power procurement cost recovery in place
•
More than 2,700 MW of new generation to be owned/contracted by 2010

Balancing Accounts =	• Cost of procuring energy • Sales volume • Selected other elements of operating costs such as energy conservation programs

Ratemaking     =                        Projected Test Year
w/ Attrition adjustments
Rate Base =	Net Plant (in service) - deferred taxes from accelerated depreciation +/- net working capital (may exclude many balance sheet assets or liabilities)

Ratemaking Summary

2005 EPS on an Earnings from Operations Basis	**$2.34**
Items Impacting Comparability:	
Incremental interest costs related to generator disputed Chapter 11 claims	(0.01)
Prior year's portion of the gain associated with AEAP settlement	0.24
Costs of chromium litigation settlement/accruals for unresolved claims	(0.23)
Gain from tax adjustments related to NEGT	0.03
2005 EPS on a GAAP Basis	**$2.37**

2006 EPS on an Earnings from Operations Basis	**$2.57**
Items Impacting Comparability:	
Scheduling Coordinator Cost Recovery	0.21
Environmental Remediation Liability	(0.05)
Recovery on Interest on PX Liability	0.08
Severance Costs	(0.05)
2005 EPS on a GAAP Basis	**$2.76**

2005 and 2006 EPS - Reg G Reconciliation

2007	Low	High
EPS Guidance EPS from Operations Basis*	$2.70	$2.80
Estimated Items Impacting Comparability	0.00	0.00
EPS Guidance on a GAAP Basis	**$2.70**	**$2.80**

* Earnings per share from operations is a non-GAAP measure. This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.

2007 EPS Guidance - Reg G Reconciliation

*  Rate Reduction Bonds are fully retired at the end of 2007.
   Carrying cost credit is a reduction to utility earnings (e.g. average rate base x equity ratio x ROE).
   Estimated carrying cost credits assume a utility equity ratio of 52% and ROE at 11.35%.
	2006	2007	2008	2009	2010	2011	2012
Rate Reduction Bond and Energy Recovery Bond Average Deferred Tax Balance	$1,125	$878	$683	$542	$396	$242	$82
Estimated Carrying Cost Credit *	($66)	($52)	($40)	($32)	($23)	($14)	($5)
Estimated Average Deferred Tax Balances and Carrying Cost Credit Impacts ($MM)

Carrying Cost Credit Impacts